UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2013
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA   93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2013, the Board of Directors (the "Board") of S&W Seed Company (the "Corporation") approved and adopted amendments to, and restated, the Bylaws of the Corporation (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws became effective immediately upon their adoption by the Board. A summary of the changes to the Corporation's original Bylaws (the "Original Bylaws"), as implemented by the adoption of the Amended and Restated Bylaws, is set forth below.

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Advance Notice Procedures. Section 2.3 of the Amended and Restated Bylaws sets forth new advance notice procedures for the Corporation's stockholders who desire to submit director nominations or other business for consideration at the Corporation's annual meeting or any special meeting of the stockholders. To be accepted by the Corporation a stockholder's notice must be timely and in proper form, and the stockholder must be "of record" and entitled to vote at the meeting. To be considered timely for inclusion at an annual meeting, a stockholder's notice shall be delivered to the Corporation's Secretary between 90 and 120 days prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered between 90 and 120 days prior to such annual meeting or within 10 days after the day on which public announcement of the date of such meeting is first made by the Corporation). To be considered timely for inclusion at a special meeting, a stockholder's notice shall be delivered to the Corporation's Secretary between 90 and 120 days prior to the date of the special meeting or within 10 days after the day on which public announcement of the date of the special meeting is first made by the Corporation. To be in proper form, the notice must include the following information: (i) for a director nominee proposed by the stockholder, the information required by the proxy rules under the Securities and Exchange Act of 1934 and the nominee's written consent to serve as director if elected; (ii) for other business, a brief description of and the text of the proposed business, the reasons for conducting such business at the meeting and any material interest the stockholder may have in such business; (iii) the name and address of the stockholder, together with certain information regarding the capital stock of the Corporation held by the stockholder including whether the stockholder has entered into any hedging transactions with respect to the Corporation's capital stock; and (iv) representations of the stockholder that (A) he, she or it is a holder of record and intends to appear in person or by proxy at the meeting and (B) he, she or it intends to deliver a proxy statement or form of proxy to (or otherwise solicit proxies from) a sufficient number of holders of the Corporation's capital stock to approve the business or elect the director nominee proposed by the stockholder at the meeting. The Corporation may require a proposed director nominee to furnish such other information as it may reasonably request. If the number of directors to be elected at an annual meeting is increased and there is not a public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be timely with respect to a nominee of a director for a new Board position if it is received within 10 days after the day on which public announcement of the increase in the number of directors to be elected is first made by the Corporation. Only persons who are nominated in accordance with the advance notice procedures shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders that is brought before the meeting in accordance with the advance notice procedures. The chairman of the meeting shall have the power and the duty to determine whether a stockholder proposal (a director nomination or other business) should, in fact, be considered at the meeting, or if such proposal ought to be disregarded for not complying with the advance notice procedures. Unless otherwise required by law, if a stockholder or its qualified representative does not appear at the meeting to present his, her or its proposed director nominee or other business such director nominee or other business will not be considered regardless of whether the Corporation receives proxies in respect of such director nominee or other business. The advance notice procedures set forth in Section 2.3 to the Amended and Restated Bylaws contain certain other procedural considerations that stockholders are encouraged to review carefully prior to submitting a notice pursuant to Section 2.3. Business proposed by a stockholder pursuant to Section 2.3 must constitute a proper matter for stockholder action under the Nevada Revised Statutes.

The Original Bylaws did not include advance notice procedures for stockholders.

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Action By Written Consent of Stockholders. Section 2.15 of the Amended and Restated Bylaws revises Section 2.14 of the Original Bylaws to eliminate stockholder action by written consent. Section 2.14 now provides that stockholders may only take action by vote (in person or by proxy) at a duly called annual or special meeting of the stockholders.

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Election and Qualification of Directors. Section 3.2 of the Amended and Restated Bylaws revises Section 3.2 of the Original Bylaws to, among other changes to the election and qualification of directors, eliminate the power of the stockholders to remove any director or the entire board with a supermajority (66-2/3%) vote of the stockholders. Furthermore, directors shall be at least 21 years of age and need not be stockholders. Except in the case of a "contested election", a director will continue to be elected by the affirmative vote of a majority of the votes cast with respect to that director's election. In the case of a contested election--that is, where the number of nominees exceeds the number of directors to be elected--the directors shall be elected by a plurality of the votes cast. The Original Bylaws did not include any provisions with respect to contested elections. Section 3.2 of the Amended and Restated Bylaws further requires that for any incumbent director to become a nominee for future service on the Board he or she must submit an irrevocable resignation contingent upon his or her not receiving a majority of the votes cast in an election that is not contested. In the event an incumbent director fails to receive a majority of the votes cast in an election that is not contested, the Nominating and Corporate Governance Committee of the Board (the "Committee") will make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board will act on the proffered resignation, taking into account the Committee's recommendation, and publicly disclose its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within 90 days following certification of the election results. The Board has the authority to fill any vacancy that results from a director's resignation pursuant to this revised Section 3.2. The Original Bylaws did not include any procedures with respect to director nominees who do not receive a majority of the votes cast.

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Amendment to Bylaws. Article XI of the Amended and Restated Bylaws revises Article XI of the Original Bylaws to resolve a conflict between the Corporation's Articles of Incorporation (the "Articles") and the Original Bylaws with respect to the authority to amend the bylaws. The Articles, which govern in the event of any conflict between the Articles and the Corporation's bylaws, grant the Board the exclusive authority to adopt, alter, amend or repeal the bylaws. The Amended and Restated Bylaws resolve this conflict by eliminating the stockholders authority to amend, amend or repeal the Corporation's bylaws.

The summary description of the Amended and Restated Bylaws contained in this Current Report on Form 8-K is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Amended and Restated Bylaws, which is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Bylaws of S&W Seed Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President and Chief Financial Officer

Date: May 28, 2013

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EXHIBIT INDEX

Exhibit	Description
3.1 *	Amended and Restated Bylaws of S&W Seed Company

*    Also provided in PDF format as a courtesy.